UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026 (July 22, 2026)

Southern Cross Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43402	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway

21st Floor Suite 21V

New York, NY 10018

(Address of principal executive offices)

+1 (646) 257-5537

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, one redeemable Warrant to acquire one ordinary share, and one Right to acquire one-fourth of one ordinary share	NCOOU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	NCO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50	NCOOW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fourth of one ordinary share	NCOOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 22, 2026, Southern Cross Acquisition I Corp., a Cayman Islands exempted company (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which includes the full exercise of the underwriters’ option to purchase an additional 1,500,000 Units to cover over-allotments. Each Unit consists of one ordinary share, $0.0001 par value per share (each, a “Ordinary Share”), one redeemable warrant (the “Warrant”), each Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right (each, a “Right”), each Right entitling the holder thereof to receive one-fourth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 239,300 units (the “Private Units”) to the Company’s Sponsor, Southern Cross Acquisition I Sponsor Corp., a Cayman Islands exempted company (the “Sponsor”). Each Private Unit consists of one Ordinary Share, one Warrant (the “Private Warrants”), and one Right (the “Private Rights”). The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement on Form S-1 (File No. 333-296723). The Private Units were sold at $10.00 per Unit, generating gross proceeds of $2,393,000.

A total of $115,000,000, from the proceeds of the IPO and the sale of the Private Units (net of transaction expenses and working capital) were placed in the Company’s trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of July 22, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the sale of Private Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of July 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern Cross Acquisition I Corp.

Date: July 28, 2026	By:	/s/ Ally Tong Zhang
	Name:	Ally Tong Zhang
	Title:	Chief Executive Officer

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